Fremont Michigan InsuraCorp, Inc. Investor Presentation September 2007 Insuring and Investing Exclusively in Michigan Since 1876 Exhibit 99.1

Fremont Michigan Insuracorp, Inc. (the “Company”) may from time to time
make written
or oral
“forward-looking
statements,” including statements contained in the Company’s filings with the Securities and
Exchange
Commission, in its reports to shareholders and in
other communications by the Company, which are made in good faith by the Company pursuant to
the “safe harbor” provisions of the Private Securities
Litigation
Reform Act of 1995. These
forward-looking statements include statements with respect
to the Company’s beliefs, plans,
objectives, goals,
expectations,
anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of
which are beyond the Company’s control).The words “may,” “could,” “should,” “would,”
“believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan” and similar expressions are intended to identify
forward-looking
statements. A partial list of important factors that may
affect our financial condition and results of operations is set forth in our filings with the Securities and Exchange Commission. The Company cautions that the list of important factors is not exclusive. Readers are also cautioned not to place undue reliance on these forward-looking statements, which reflect
management’s analysis only as of the current
date.The
Company
does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.
Note: All share and per share data in this presentation have been adjusted to reflect the two-for-one stock split payable on November 17, 2006.

Richard E. Dunning President and CEO

Company Overview
Property & casualty insurance carrier
Formed as mutual in 1876
Demutualized and converted to stock company in October
2004 via IPO
Headquartered in Fremont, Michigan
Multi-line product offering:
o Personal
o Commercial
o Farm
o Marine
Focused on individuals and small to medium sized
businesses exclusively in Michigan

Company Overview
57,900 policies in force at June 30, 2007
170 independent agencies marketing Fremont policies
throughout Michigan
Direct premiums written of $48.9 million for the year ended
December 31, 2006 and $25.5 million for the six months
ended June 30, 2007
Assets of $88.8 million at June 30, 2007
OTC Bulletin Board: FMMH
“B++” (Good) rated by A.M. Best – upgraded in 2006

Strategic Investment Catalysts
Experienced management team
Focus during soft market
o Maintain underwriting discipline
o Continued revenue growth in soft market
o Generation of fee income
Investment in technology
Agency network
Financial performance

Experienced Management Team
2003 7 VP – Finance Kevin Kaastra, CPA
2007 26 VP – Commercial Lines Kent Shantz, CIC
2003 27 VP – Personal Lines & Product
Pricing
Skip Massucci, CPCU,
API
2005 2 VP – Information Technology Dave Mangin
1972 35 VP – Agency Relations, Farm &
Marine Lines
William Hall
1982 25 Sr. VP – Admin. & Treasurer Marv Deur
1998 16 VP - Marketing Kurt Dettmer
1996 11 President & CEO Richard Dunning
Year
Joined
Fremont
Years of
Industry
Experience
Title Name

8 Ownership of Mgt., Board & Employees 12.6% 1.4% 4.7% 6.5% % of Total Shares 217,789 Total 25,071 Company 401(k) Plan 80,892 Board of Directors 111,826 Management Team Common Stock Group

Underwriting Discipline
Soft market drives carriers to relax their underwriting
standards and reduce rates
Key to success is ensuring that exposure is appropriately
priced for the amount of risk assumed
Consistent standards to evaluate risk
Specialized underwriting by line of business
Handling initial application screening, report running, and policy issuance
Due diligence process
Financial stability and responsibility of the insured
Insurance score
Inspections
Engineering reports
Rating software
Motor Vehicle Reports
Exchange of claims information

Reinsurance
Primary Coverage
Multi-line excess of loss coverage
o $150,000 retention – max exposure
to Company on any one loss
o Property & Casualty Coverage -
$4,850,000 above retention
Catastrophe excess of loss coverage
o $1,250,000 retention for any one
event
o Coverage: $21,750,000 above
retention
Reinsurance Partners
AON Re – Broker
Swiss Re
Toa Reinsurance Company
Lloyds
Others

Investment in Technology
Fremont Complete
o Proprietary web-based rating platform – available on-line to agency force
o Quote, bind and issue capabilities
o Real-time interphase with policy processing system
o Eliminated paper submissions and allowed real-time rating to agents
o Submissions must meet underwriting standards otherwise referred to underwriter
o Product lines: homeowners, personal auto, mobilowners, businessowners and marine
o Invested over $1.7 million since 2005
o Recently nominated for national award by Applied Users Group
Web-site Enhancements
o Online payment processing
o Online policyholder inquiry
o Risk management information for policyholders

FMIC.COM
Applied
AMS
NASA
ACS
Rater
ACS
Direct
rate
Fremont Complete
BOP
Personal Auto
Homeowners
Mobileowners
Marine
Capital
Rater
Capital
Direct rate

12 Fremont Complete

13 Direct Premium Written Per Employee $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 1997 1999 2001 2003 2005 2007 DPW

Agency Distribution Network
Exclusive product marketing in Michigan
More than 170 independent agencies
Disciplined rate development process
Goal:
To be ranked as a top-four insurer within each independent agency
Agencies:
Focus on partners with strong track records of success
Compensation linked to performance
Management:
Aggressive monitoring of agency activity
Strong home office support staff for all agencies

Top Line Growth Potential
Michigan Market
Others
99.6%
Fremont
0.4%
Fremont Others
Total DPW in Michigan market is $13.4 billion
Fremont writes $49 million representing 0.4% of the total market
Significant growth potential in Michigan for Fremont

Kevin G. Kaastra, CPA Vice President of Finance

P/C Industry & Fremont Combined Ratio
107.4
100.1
98.3
100.7
92.4
115.8
104.2
100.9
98.1
85.7
79.4
119.8
75
85
95
105
115
125
2001 2002 2003 2004 2005 2006
Industry Fremont
In ’01, insurers were
paying nearly $1.16
for every dollar
earned in premium.
Despite Katrina,
’05 benefited from
heavy use of
reinsurance which
lowered net losses
’06 produced the
best underwriting
result since 87.6
combined ratio in
1949
Source: Insurance Information Institute, AM Best, ISO

10 Lowest P&C Industry Combined Ratios Since
1920
87.6
91.2
92.1
92.3
92.4 92.4
93.0
93.1 93.1
93.3
84.0
85.0
86.0
87.0
88.0
89.0
90.0
91.0
92.0
93.0
94.0
1949 1948 1943 1937 1935 2006 1950 1939 1953 1936
The ’06 combined ratio
of 92.4 was the best
since the 87.6
combined in 1949
Source: Insurance Information Institute research from AM Best

Return on Equity
(a) 2005 ROE includes impact of $3.8 million tax benefit from release of deferred tax valuation allowance. ROE excluding this item was 24.2%.
*Source: ISO
(10.0%)
-
10.0%
20.0%
30.0%
40.0%
50.0%
Fremont
(7.5%) 2.9% 11.8% 42.1% 23.9%
Industry*
2.2% 8.9% 9.4% 9.6% 12.2%
2002 2003 2004 2005 (a) 2006

Industry ROE: Stock vs. Mutual
Source: Fortune Magazine, Insurance Information Institute
Mutual ROEs are
typically lower than
Stock. All are cyclical.
12%
11%
6%
7%
13%
14%
13%
15%
13%
10%
8%
-2%
2%
7%
9%
10%
12%
11%
-5%
0%
5%
10%
15%
20%
1998 1999 2000 2001 2002 2003 2004 2005 2006
Stock Mutual

21 Profitable Top Line Growth - 10,000 20,000 30,000 40,000 50,000 60,000 2002 2003 2004 2005 2006 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% Personal Commercial Farm Marine Combined ratio

June 30, 2007: Results and Highlights
Premium growth of 12%
Double-digit growth of
19.4% in net investment
income
Solid underwriting
performance despite soft
market
Effective tax rate – 31.4%
vs. 32.9%
Diluted EPS: $1.09,
compared with $1.76
(In thousands, except
per share data)
2007 2006
Direct premiums written 25,499 $      22,775 $
Net premiums earned 20,865 $      19,231 $
Net investment income 1,010 845
Net realized gains 322 296
Other income, net 216 199
Total revenues 22,413 20,571
Losses and LAE, net 11,917 9,180
Underwriting expenses 7,602 6,668
Interest expense 101 127
Total expenses 19,620 15,975
Income before tax 2,793 4,596
Federal income tax 878 1,514
Net income 1,915 $         3,082 $
Diluted EPS 1.09 $          1.76 $
Loss & LAE ratio 57.1% 47.7%
Expense ratio 36.4% 34.7%
Combined ratio 93.5% 82.4%
Six Months Ended
June 30,

23 11 Quarters of Profitable Results - 1,000 2,000 3,000 4,000 5,000 6,000 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% Pretax income Combined Ratio

High Quality Investment Portfolio
Portfolio Highlights – June 30, 2007
Allocation:
Bonds – 78%
Equity – 22%
Bond portfolio professionally managed by
Prime Advisors
Avg. rating is AA+
Effective duration is 4.34 years
Tax equivalent book yield is 5.12%
Mutual fund diversification:
Large Cap
Mid Cap
Small Cap
International
*Source:  Company filings as of June 30, 2007
Tax-Exempt
28%
Mortgage-
Backed
26%
Corporate
16%
US
Government
8%
Equity-
Mutual
Funds
22%

Mortgage Backed Securities
At June 30, 2007 – held $7.4 million (15%) agency-
backed residential mortgages – all “Prime” quality
“Prime” characteristics
o FICO > 700
o Fixed rate, first mortgages and average LTV < 80%
“Sub-Prime” characteristics – just the opposite
No “sub-prime” securities in portfolio
MBS held in our portfolio:
o AAA rated
o Majority are agency backed
o Made up of high quality loans

Stock Price Up $18.38 or 305% since 4Q04
Book Value Up $11.19 or 111% since 4Q04

26 Book Value Growth $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 4Q 2004 1Q 2005 2Q 2005 3Q 2005 4Q 2005 1Q 2006 2Q 2006 3Q 2006 4Q 2006 1Q 2007 2Q 2007 Stock Price Book Value

Near-Term Strategy
Maintain underwriting discipline in current market
Rate adequacy
Profitable growth in each product line
Leverage technology
Expand product lines available through Fremont Complete
Focus on ease-of-doing for agents and customers
Operational efficiencies
Continue shift to paperless environment
Cooperative marketing efforts with agency force
Increase brand awareness
Agents and policyholders
Investment community

Long-Term Strategy
Focus on long-term profitable growth
Plan our work and work our plan
Operations
Company, department & personal goals linked into profit sharing incentives
Profit focused underwriting
Increased utilization of IT-driven efficiencies
Fee income
Balance product mix to manage exposures and increase profitability
Heightened focus on commercial products
Agency network
Recruit & retain agencies in targeted Michigan geographies
Profit sharing for agencies
Relationship value
Risk Management
Diversification of geographic risk
Analytical factors to evaluate risk

Why Invest In Fremont?
Experienced management team with ownership stake
Established business model producing profitable growth in
soft market
Cutting-edge technology platform – Fremont Complete
Strong agency network
Customer service driven
Top and bottom line growth potential
Michigan based company operating exclusively in Michigan

Questions

Fremont Michigan InsuraCorp, Inc. Investor Presentation September 2007 Insuring and Investing Exclusively in Michigan Since 1876